UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2025
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The Baldwin Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39095	61-1937225
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File No.)	Identification No.)
4211 W. Boy Scout Blvd., Suite 800, Tampa, Florida 33607
(Address of principal executive offices) (Zip code)
(Registrant's telephone number, including area code): (866) 279-0698
Not Applicable
(Former Name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BWIN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On December 2, 2025 (the “Signing Date”), The Baldwin Insurance Group, Inc., a Delaware corporation (the “Company”), Red Rock Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub I”), Red Rock Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub II”), Cobbs Allen Capital Holdings, LLC, a Delaware limited liability company (the “Seller”), CAH Holdings, Inc., a Delaware corporation (“CAH Holdings”) and Grantland Rice IV and Johnathan Daniel, solely in their capacity as the representatives for the members of the Seller (the “Seller Representatives”) entered into a Transaction Agreement (the “Transaction Agreement”) pursuant to which, subject to the terms and conditions of the Transaction Agreement, Seller has agreed to sell, and the Company has agreed to purchase, the business of Seller in exchange for the Aggregate Consideration (as defined below).
Pursuant to the Transaction Agreement, (a) Merger Sub I will merge with and into CAH Holdings, with CAH Holdings surviving such merger as a wholly owned subsidiary of the Company (the “Initial Surviving Corporation”), (b) the Initial Surviving Corporation will then merge with and into Merger Sub II, with Merger Sub II surviving such merger as a wholly owned subsidiary of the Company (thereafter changing its name to CAH Holdings, LLC), and (c) the Company will purchase from Seller (i) all of the outstanding equity interests (collectively, the “Acquired Interests”) in each of (A) CACH Acquisition, LLC, a Delaware limited liability company, and (B) CAC Group Life, LLC, a Delaware limited liability company, and (ii) 60.19% of the outstanding equity interests in CAC Holdings, LLC, a Delaware limited liability company (the “Transaction”). CAH Holdings and the Acquired Interests represent the full business operations of Seller.
Pursuant to the Transaction Agreement, the aggregate consideration (the “Aggregate Consideration”) consists of (a) base consideration (the “Closing Consideration”) payable at the closing of the Transaction (the “Closing”) of (i) $438.0 million in cash (subject to customary purchase price adjustments) and (ii) 23,200,000 shares of the Company’s Class A Common Stock (the “Equity Consideration”), which shall be issued only to Seller or its direct owners (“Owners”) who qualify as accredited investors (as such term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”)), (b) up to $250.0 million of contingent consideration payable in cash in accordance with the terms of the post-Closing earnout based upon achievement of certain net commission and fee thresholds (the “Earnout Consideration”) and (c) $70.0 million in cash, payable upon the fourth anniversary of the Closing (the “Deferred Consideration”).
In addition, pursuant to the Transaction Agreement and a Rollover Equity Lock-up Agreement (the “Lock-up Agreement”) entered between the Company and Seller on the Signing Date, 17,400,000 shares of the Equity Consideration (the “Lock-up Shares”) shall be subject to contractual transfer restrictions upon Closing. The Lock-up Shares shall be released from such restrictions pro rata annually over a four-year period beginning on the date of the Closing (the “Closing Date”). Furthermore, several key stakeholders of Seller are expected to enter into customary restrictive covenant agreements with the Company after the Signing Date, effective upon Closing, subjecting such key stakeholders to customary non-compete, non-solicit, non-disparagement and confidentiality obligations.
In addition, pursuant to the Transaction Agreement, the Company has agreed to enter into a voting agreement (“Voting Agreement”) on or prior to the Closing Date with certain Owners (the “Seller Group”), pursuant to which the Company will agree, until the date that is the earlier of (a) the sixth anniversary of the Closing Date and (b) such time as a certain group of Owners set forth in the Voting Agreement and their respective permitted transferees no longer own at least 50% of the Equity Consideration issued by the Company to such Owners at the Closing, to take all actions reasonably necessary to cause (i) one nominee designated by the Seller Group (such person, the “Seller Director”) to be appointed as a Class III director on the Company’s board of directors (the “Board”) and (ii) one representative designated by the Seller Group to be appointed as an observer on the Board (such person, the “Company Observer”). The initial Seller Director and Company Observer shall be appointed effective immediately following the Closing.
The Transaction Agreement contains customary representations, warranties and covenants provisions for a transaction of this nature, including, among other things, customary covenants relating to (a) the conduct of Seller’s and the Company’s business between the Signing Date and the Closing, and (b) the efforts of the parties to cause the Transaction to be consummated. The consummation of the Transaction is subject to the satisfaction or waiver of customary closing conditions, including, among other things, the expiration or termination of the Hart-Scott-Rodino Act waiting period, the accuracy of the parties’ respective representations and warranties (subject to certain exceptions and customary materiality qualifiers), the performance in all material respects of the parties’ respective covenants under the Transaction Agreement, and other customary conditions specified in the Transaction Agreement. Consummation of the Transaction is not subject to a financing condition.
The Transaction Agreement contains customary termination rights, including that the parties may terminate the Transaction Agreement if the Transaction has not closed by March 2, 2026, or if any governmental authority issues any final and non-appealable order, injunction, law or judgment that restrains, enjoins or otherwise prohibits or makes the consummation of the Transaction illegal.

The foregoing description of the Transaction Agreement is only a summary and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.
The Transaction Agreement is filed with this Current Report on Form 8-K to provide security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Seller or Seller’s business. The representations, warranties and covenants contained in the Transaction Agreement were made solely for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Transaction Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Transaction Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller or Seller’s business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures, except to the extent required by law.
Item 3.02 Unregistered Sales of Equity Securities.
The disclosure contained in Item 1.01 above with respect to the issuance of the Equity Consideration is hereby incorporated by reference into this Item 3.02.
Pursuant to certain other agreements entered into by the Company with respect to other pending acquisitions by the Company (collectively, the “Acquisition Agreements”), the Company may issue up to an aggregate of approximately $40 million of Class A Common Stock pursuant to the terms of the Acquisition Agreements. The amount of shares issuable pursuant to the Acquisition Agreements will be based either on a fixed mutually agreed upon value of the shares or a certain volume weighted average price of the shares prior to the closing of the applicable transaction.
The Company has offered such equity to the respective parties in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. Under the Transaction Agreement and applicable Acquisition Agreement, the respective sellers have each represented that such seller is an “accredited investor” as defined in Rule 501(a) under the Securities Act and that each is acquiring such equity for investment purposes and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act.
Item 7.01 Regulation FD Disclosure.
Press Release
On December 2, 2025, the Company issued a press release announcing the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.
Investor Presentation
On December 3, 2025, the Company will hold an investor call relating to the Transaction. An investor presentation (the “Presentation”) has been made available online in the Investor Relations section of the Company’s website for reference during such call. A copy of the Presentation is furnished as Exhibit 99.2 hereto and incorporated by reference herein.
This report is neither an offer to sell nor a solicitation of an offer to purchase any securities.
The information disclosed under this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Note Regarding Forward-Looking Statements
This report contains statements by the Company that are not historical facts and are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may address, among other things, the Company's prospects, plans, business strategy and expected financial and operational results. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. These statements are based on certain assumptions that the Company has made in light of its experience in its industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that the Company believes are appropriate in these circumstances. These forward-looking statements reflect the Company's current expectations and beliefs regarding future developments and their potential effect on the Company. You should not rely on forward-looking statements because the Company's actual results may differ materially from those indicated by forward-looking statements as a result of a number of important factors. These factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement; the risk that the Company or the Seller may be unable to obtain governmental and regulatory approvals required for the proposed Transaction, or required governmental and regulatory approvals may delay the proposed Transaction or result in the imposition of conditions that could cause the parties to abandon the proposed Transaction; the risk that the parties may not be able to satisfy the conditions to the proposed Transaction in a timely manner or at all; the Company's ability to successfully integrate businesses that it acquires, including the Seller, and to achieve the benefits it expects to realize as a result of such acquisitions; general economic and business conditions; the Company's business strategy for expanding its presence in its industry; the Company's expectations of revenue, operating costs and profitability; the Company's expectations regarding its strategy and investments; the potential adverse impact on the Company's financial condition and results of operations if it does not realize those expected benefits; liabilities of the businesses that it acquires that are not known to the Company; the Company's expectations regarding its business, including market opportunity, consumer demand and its competitive advantage; anticipated trends in the Company's financial condition and results of operations; the impact of competition and technological change; existing and future regulations affecting the Company's business; the Company’s ability to comply with the rules and regulations of the Securities and Exchange Commission (the “SEC”); and those other risks and uncertainties discussed in the reports the Company has filed with the SEC, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made.
Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements after the date of this report to conform them to actual results or revised expectations, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Transaction Agreement, dated December 2, 2025, by and among The Baldwin Insurance Group, Inc., Red Rock Merger Sub I, Inc., Red Rock Merger Sub II, LLC, Cobbs Allen Capital Holdings, LLC, CAH Holdings, Inc., and Grantland Rice IV and Johnathan Daniel, solely in their capacity as the representatives for the members of the Seller

99.1	Press Release issued by The Baldwin Insurance Group, Inc. on December 2, 2025
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the inline XBRL document)
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* Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Baldwin Insurance Group, Inc.

Date: December 2, 2025	By:	/s/ Bradford L. Hale
		Name:	Bradford L. Hale
		Title:	Chief Financial Officer